UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 24, 2022
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001790013
Benchmark 2019-B14 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013611
J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

New York	333-226123-05	38-4129034 38-4129035 38-4129036 38-7235623
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 272-8363
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The 900 & 990 Stewart Avenue Mortgage Loan, the City Hyde Park Mortgage Loan and the Sunset North Mortgage Loan, which constituted approximately 2.9%, 1.5% and 1.5%, respectively, of the asset pool of the issuing entity as of its cut-off date, are each an asset of the issuing entity and are each part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of October 1, 2019, relating to Benchmark 2019-B13 Mortgage Trust filed as Exhibit 4.4 to the registrant’s Current Report on Form 8-K filed on November 21, 2019 (the “BMARK 2019-B13 PSA”).  Pursuant to Section 3.22(b) of the BMARK 2019-B13 PSA, CWCapital Asset Management LLC, a Delaware limited liability company, was removed as special servicer of the 900 & 990 Stewart Avenue Mortgage Loan, the City Hyde Park Mortgage Loan and the Sunset North Mortgage Loan and LNR Partners, LLC (“LNR”), a Florida limited liability company, was appointed as the successor special servicer of the 900 & 990 Stewart Avenue Mortgage Loan, the City Hyde Park Mortgage Loan and the Sunset North Mortgage Loan under the BMARK 2019-B13 PSA.

This Current Report on Form 8-K is being filed to record that, effective as of June 24, 2022, the 900 & 990 Stewart Avenue Mortgage Loan, the City Hyde Park Mortgage Loan and the Sunset North Mortgage Loan will be specially serviced, if necessary, pursuant to the BMARK 2019-B13 PSA, by LNR.  The principal executive offices of LNR are located at 2340 Collins Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Depositor)

/s/ John Miller
John Miller, Executive Director

Date:  June 24, 2022